Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Poet Holdings, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2003 (the “Form 10-QSB”), I, Jochen Witte, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: August 14, 2003

/s/ JOCHEN WITTE

President, Chief Executive Officer and Director

      In connection with the Quarterly Report of Poet Holdings, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended June 30, 2003 (the “Form 10-QSB”), I, Ludwig Lutter, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-QSB fairly presents in all material respects the financial condition and results of operations of the Company.

Dated: August 14, 2003

/s/ LUDWIG LUTTER

Chief Financial Officer